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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 18, 2004
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                           SPECTRASOURCE CORPORATION
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             (Exact name of registrant as specified in its charter)


       Nevada                     0-18515                      93-0960302
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    (State or other             (Commission                  (IRS Employer
      jurisdiction              File Number)               Identification No.)
    of incorporation)


14900 Westheimer, Suite X Houston, Texas                               77042
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code 281-558-3032

                                       N/A
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         (Former name or former address, if changed since last report.)





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ITEM 5.02.    APPOINTMENT OF PRINCIPAL OFFICERS

Registrant reports the appointment of a new President and Chief Operating
Officer.

              Registrant has appointed Mr. Mel Cooper, 51, as President and Chief Operating Officer. Mr. Cooper succeeds Mr. Charles Sheffield, who retains his position of Chief Executive Officer of Registrant.

              Prior to his appointment, Mr. Cooper served as President of Cerqa, a supply chain management company. Prior to Cerqa, Mr. Cooper served as Senior Vice President and Chief Financial Officer of Nationwide Graphics, Inc., Cerqa's parent company. Mr. Cooper earned his BBA from Texas A&M University and has received his CPA certification.

              Prior to his appointment, Mr. Cooper held no office or position, had no direct or indirect ownership of any type, nor had any business dealings with Registrant. Mr. Cooper has no family relationship with any executive officer or director of Registrant.

              Under the terms of Mr. Cooper's employment agreement, Spectrasource will employ Mr. Cooper through August 20, 2007, subject to at will employment for subsequent periods. The employment agreement sets forth the basic terms of employment for Mr. Cooper, including the initial base salary of $160,000. The employment agreement provides for a bonus based on the financial performance of the company. The employment agreement also provides for up to 240,000 of vested nonstatutory stock options to be earned by Mr. Cooper based on Registrant achieving net income milestones over the subsequent three fiscal years. The employment agreement provides for an initial grant of 260,000 nonstatutory stock options. Mr. Cooper is also eligible for future grants of bonuses and stock options at the sole discretion of the Compensation Committee of Registrant's Board of Directors. These grants, once vested, have a five year life.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SPECTRASOURCE CORPORATION
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                                             (Registrant)

Date: November 18, 2004               By: /s/ CHARLES SHEFFIELD
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                                          (Signature)
                                          Charles Sheffield
                                          Chief Executive Officer